                                 Exhibit 10.14
            Convertible Subordinated Debenture Dated April 16, 1999
          in the Amount of $1,107,523, in Favor of John D. Walker II

                                                                   Exhibit 10.14
                                 BIOLYNX, INC.
                      CONVERTIBLE SUBORDINATED DEBENTURE

$1,107,523.00                                                     April 16, 1999



THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO BIOLYNX, INC. (THE "COMPANY") OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO IT TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

  BIOLYNX, INC., a Texas corporation (the "Company"), for value received hereby promises to pay to JOHN D. WALKER II, or registered assigns (the "Holder"), the principal amount of $1,107,523.00 with interest on the unpaid principal of this Debenture, from the date hereof, at the rate of eight percent per annum, except as otherwise may be provided herein. All payments hereunder are payable in lawful money of the United States of America at the place the Holder may designate in writing to the Company.

  Interest on this Debenture shall be computed for the actual number of days elapsed and on the basis of a year consisting of 360 days, unless the maximum legal interest rate would thereby be exceeded, in which event, to the extent necessary to avoid exceeding such maximum rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which it accrued. It is the intention of the Company and the Holder to conform strictly to applicable usury laws. It is therefore agreed that (i) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Debenture or otherwise in connection with this loan transaction, shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum contract rate of interest the Holder may charge the Company under applicable law and in regard to which the Company may not successfully assert the claim or defense of usury, and (ii) if any excess interest is provided for, it shall be deemed a mistake and the same shall be refunded to the Company or credited on the unpaid principal balance hereof and this Debenture shall be automatically deemed reformed so as to permit only the collection of the maximum legal contract rate and amount of interest.

  The unpaid principal and all accrued interest of this Debenture shall be due and payable on April 16, 2002.

  Except as provided herein, the Company and each surety, endorser, and guarantor waives all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, notices of protest, grace, and diligence in the collection of this Debenture, and in filing suit hereon, and agrees that its liability for the payment hereof shall not be affected or impaired by any release or change in the security or by any extension or extensions of time of payment.

  The undersigned hereby agrees to pay all expenses incurred by the Holder, including reasonable attorney's fees, all of which shall become a part of the principal hereof, if this Debenture is placed in the hands of an attorney for collection, or if it is collected by suit or through any probate, bankruptcy or any other legal proceedings.

  If this Debenture is not paid at maturity, however maturity may be brought about, all principal due on the date of such maturity shall bear interest from the date of such maturity at the maximum contract rate of interest which the Holder may charge the Company under applicable law.

  Any check, draft, money order or other instrument given in payment of all or any portion of this Debenture may be accepted by the Holder or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Holder or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Holder or any other holder hereof and applied to the indebtedness as herein provided.

  This Debenture shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal law.

  If any payment of principal or interest on this Debenture shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding business day.

  No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, places and rates, and in the coin or currency, herein prescribed.

                                  SECTION ONE
                                   Covenants

  The Company covenants that so long as this Debenture shall be outstanding:

  1.1.  Address.  The Company shall maintain an office at 5617 Grissom Road,
        -------
San Antonio, Texas 78238, or at such other place in Bexar County, Texas as the Company may designate by written notice given pursuant to the terms hereof, where notices, presentations and demands to or upon the Company in respect of this Debenture may be made or given.

  1.2.  Payment of Taxes.  The Company shall promptly cause to be paid and
        ----------------
discharged all lawful taxes, assessments and governmental charges or levies imposed upon the Company or upon the income and profits of, or upon any property belonging to the Company before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such property or any part thereof; provided, however, that the Company shall not be required to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the amount or validity thereof shall be contested in good faith by appropriate proceedings, and the Company shall set aside on its books reserves with respect thereto which the Company and the independent public accountants who are at the time employed to audit the books and accounts of the Company consider adequate.

  1.3.  Insurance.  The Company shall at all times cause its physical property
        ---------
used or desirable in the conduct of its business to be maintained, preserved, protected and kept in good repair, working order and condition, and from time to time cause to be made all needful and proper repairs, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may in the opinion of the Company be properly and advantageously conducted at all times; provided, however, that nothing in this Section 1.3 shall require the Company to maintain, preserve, protect or keep in good repair, working order or condition any physical property which, in the sole discretion of the Company, is obsolete or surplus or unfit for use or may not be used advantageously in the conduct of the business of the Company.

  1.4.  Books and Records.  The Company shall at all times keep true and
        -----------------
complete books of record and accounts in accordance with generally accepted accounting principles and practices.

  1.5.  Corporate Actions.  The Company shall at all times cause to be done
        -----------------
all things necessary to preserve and keep in full force and effect its corporate existence, rights, and franchises, and comply with all laws and governmental requirements applicable to the Company; provided, however, that nothing in this
Section 1.5 shall (a) require the Company to maintain, preserve or renew any right or franchise which in the opinion of the Board of Directors of the Company is not necessary or desirable in the conduct of the business of the Company; or
(b) prevent any consolidation or merger involving the Company.

  1.6.  Corporate Existence.  The Company is (a) a corporation duly organized,
        -------------------
validly existing, and in good standing under the laws of the State of Texas; (b) has all requisite corporate powers to own assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business make such qualifications necessary and where failure to so qualify would have a material adverse effect on its business, financial condition, or operations.

  1.7.  Information.  No documents furnished to the Holder in connection with
        -----------
the negotiation of this Debenture contain any misstatement of a material fact or omit to state any material fact necessary to be stated therein or necessary in order to make the statements therein not misleading.

  1.8.  Due Authorization.  This Debenture has been duly and validly
        -----------------
authorized by all requisite corporate proceedings and when executed and delivered will be valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting generally the enforcement of creditors' rights, and except to the extent that the availability of equitable remedies are subject to the discretion of courts before which any proceeding therefor may be brought and this Debenture is not subject to any preemptive or similar rights on the part of any holder or holders of shares of the capital stock of the Company, or any holder of rights to shares of the capital stock of the Company.

  1.9.  Compliance with Other Instruments.  Neither the authorization,
        ---------------------------------
execution and delivery of this Debenture, or the issuance and delivery of shares of the common stock of the Company, par value $0.001 per share (the "Common Stock") upon the conversion of this Debenture, the consummation of the transactions herein and therein contemplated, nor the fulfillment of or compliance with the terms hereof and thereof, will conflict with or result in a breach of any of the terms of the Company's Articles of Incorporation or Bylaws, or of any material statute, law, rule or regulation, or of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of any instrument which is applicable to the Company or by which the Company is bound, or result in the imposition of any lien upon any of the properties or assets of the Company, except as permitted hereunder.

  1.10. Offering of the Securities.  This Debenture has not been registered
        --------------------------
under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state in reliance upon certain exemptions from the registration requirements contained therein which the Company believes are available in connection with this transaction. Since this Debenture has not been registered, it is a "restricted security" as defined in Rule 144 promulgated pursuant to the Securities Act. As a "restricted security," the Holder of this Debenture must hold it indefinitely (or until maturity or the conversion thereof), and may not sell, transfer, pledge or otherwise dispose of it without registration under the Securities Act or any applicable state securities laws or unless an exemption from registration is available. Moreover, in the event the Holder desires to sell or otherwise dispose of this Debenture, the Holder will be required to furnish the Company with an opinion of counsel reasonably acceptable to the Company that the transfer would not violate the registration requirements of the Securities Act or any applicable state securities acts. Accordingly, the Holder must be willing to bear the economic risks of the investment in this Debenture for an indefinite period of time.
Rule 144 allows sales, without registration under the Securities Act, of limited amounts of securities that have been held for one or two years, in certain circumstances in accordance with specific guidelines. In order for Rule 144 to be available, the Company must have on file with the Securities and Exchange Commission certain information. The Company does not have any present plans to make any filings which may be required in order for Rule 144 to be available to the Holder.

  1.11. Registration Rights.  The Company has not agreed to file and the
        -------------------
Company does not anticipate the filing of a registration statement under the Securities Act to allow a public resale of this Debenture. However, pursuant to that certain Registration Rights Agreement described in Exhibit A attached
                                                        ---------
hereto and incorporated herein by this reference, the Company has agreed to registration rights with respect to the resale of the shares of the Common Stock issuable upon the conversion of this Debenture.

  1.12. No Avoidance.  The Company will not, by amendment of its Articles of
        ------------
Incorporation or through any reorganization, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Debenture and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

  1.13.  Statement Regarding Adjustments.  Upon the occurrence of each
         -------------------------------
adjustment or readjustment of the conversion price of the Common Stock, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and prepare and furnish to the Holder of this Debenture a certificate signed by the chief financial officer of the Company setting forth (a) such adjustment or readjustment, (b) this Debenture Conversion Price at the time in effect, and (c) the number of shares of the Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Debenture.

                                  SECTION TWO
                  Representations and Covenants of the Holder

  The Holder represents and covenants as follows:

  2.1.  Purchase for Investment.  The Holder has purchased this Debenture for
        -----------------------
investment only and agrees that this Debenture may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, unless and until either (a) this Debenture has been duly and effectively registered for resale under the Securities Act, and under any then applicable state securities laws; or (b) the Holder delivers to the Company a written opinion reasonably satisfactory to the Company's counsel that an exemption from such registration requirements is then available with respect to any such proposed sale or disposition. Any transfer otherwise permissible hereunder shall be made only at the principal office of the Company upon surrender of this Debenture for cancellation or in exchange for a new Debenture.

  2.2.  Sale of this Debenture.  The Holder agrees that he will not directly
        ----------------------
or indirectly sell or otherwise dispose of this Debenture held by him unless, at the time of such sale or other disposition, he complies with Section 2.1 hereof.

  2.3.  Reliance on Information Provided.  The Holder has received and
        --------------------------------
carefully reviewed certain documents from the Company and will rely solely upon the information contained therein and herein, upon the representations and warranties included herein, upon his independent investigation of the Company, and upon information otherwise provided in writing by the Company and is not relying upon any oral representations of any person in making his decision to purchase this Debenture.

  2.4.  No Registration.  The Holder recognizes that this Debenture has not
        ---------------
been registered under the Securities Act, or under the securities laws of any state and, therefore, cannot be resold unless this Debenture is registered under the Securities Act or unless an exemption from registration is available; and that he has no right to require such registration.

                                 SECTION THREE
                            Conversion of Debenture

  3.1.  Conversion.  At any time the Holder of this Debenture may convert the
        ----------
remaining principal balance of this Debenture into shares of the Common Stock. Any portion of this Debenture so converted into shares of the Common Stock shall be converted at the rate of one share of the Common Stock for every $3.30 of the principal amount of this Debenture then remaining unpaid. This Debenture, when surrendered for conversion, shall be duly endorsed, or be accompanied by a written instrument of transfer in a form satisfactory to the Company duly executed by the Holder of this Debenture. For convenience, the conversion of all or a portion, as the case may be, of the principal of this Debenture into the Common Stock is hereinafter sometimes referred to as the conversion of this Debenture. In the event that this Debenture is converted in part only, upon such conversion, the Company shall execute and deliver to the Holder, without service charge, a new Debenture, of any authorized denomination or denominations as requested by the Holder, in aggregate principal amount equal to and in exchange for the unconverted portion of the principal of this Debenture so surrendered.

  3.2.  Delivery of Certificates.  As promptly as practicable after the
        ------------------------
surrender, as herein provided, of this Debenture in proper form for conversion, the Company shall deliver a certificate or certificates representing the number of fully paid and nonassessable shares of the Common Stock into which this Debenture (or portion thereto) may be converted in accordance with the provisions of this Section Three. Subject to the following provisions of this Section Three and of Section 3.4, such conversion shall be deemed to have been made immediately prior to the close of business on the date that this Debenture shall have been surrendered for conversion, accompanied by written notice, so that the rights of the Holder of this Debenture as a holder thereof shall cease with respect to this Debenture (or the portion thereof being converted) at such time, and the person or persons entitled to receive the shares of the Common Stock upon conversion of this Debenture shall be treated for all purposes as having become the record holder or holders of such shares of the Common Stock at such time. Provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of the Common Stock upon such conversion as the record holder or holders of such shares of the Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of the Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of the business on the next succeeding day on which such stock transfer books are open.

  3.3.  Interest.  No payment or adjustment in respect of interest accrued on
        --------
this Debenture or in respect of dividends on the Common Stock shall be made upon the conversion of this Debenture.

  3.4.  Fractional Shares.  No fractional shares or scrip representing
        -----------------
fractional shares shall be issued upon the conversion of this Debenture. If the conversion of this Debenture results in a fraction, an amount equal to such fraction multiplied by the conversion price of the Common Stock shall be paid to the Holder in cash by the Company.

  3.5.  Adjustments.  In case of any reclassification or change of outstanding
        -----------
shares of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of the Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Holder of this Debenture shall have the right thereafter to convert this Debenture into the kind and amount of shares of stock of the Company or of such successor or purchasing corporation and other securities and property receivable upon such reclassification, change, consolidation, merger, sale, or conveyance by a holder of the number of shares of Common Stock of the Company into which this Debenture might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales, or conveyances.

  3.6.  Reservation of Shares.  The Company covenants that it will at times
        ---------------------
reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion of this Debenture as herein provided, such number of shares of the Common Stock as shall then be issuable upon the conversion of this Debenture. The Company covenants that all shares of the Common Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and nonassessable.

  The Company covenants that upon conversion of this Debenture as herein provided, there will be credited to the Common Stock stated capital from the consideration for which the shares of the Common Stock issuable upon such conversion are issued an amount per share of the Common Stock so issued as determined by the board of directors, which amount shall not be less than the amount required by law and by the Company's Articles of Incorporation, as amended, as in effect on the date of such conversion. For the purposes of this covenant, the principal amount of this Debenture converted, less the amount of cash paid in lieu of the issuance of fractional shares of such conversion, shall be deemed to be the amount of consideration for which the shares of the Common Stock issuable upon such conversion are issued.

                                 SECTION FOUR
                            Redemption of Debenture

  4.1.  Redemption.  This Debenture may be redeemable by the Company in whole
        ----------
or in part at any time in an amount equal to such part or all of the then remaining unpaid principal balance of this Debenture. Less than all of this Debenture at any time outstanding may not be redeemed until all interest accrued and in arrears upon all of this Debenture outstanding shall have been paid for all past interest payment periods and until full payment of the interest for the then current interest period on this Debenture shall have been paid or declared and the full amount thereof set apart for payment. At least 60 days' previous notice by mail, postage prepaid, shall be given to the Holder of this Debenture, such notice to be addressed to the Holder at his post office address as shown by the records of the Company. On or after the date fixed for redemption and stated in such notice, the Holder of this Debenture shall surrender his certificates evidencing this Debenture to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. In case less than all this Debenture represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed Debenture. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, then notwithstanding that the certificates evidencing any of this Debenture so called for redemption shall not have been surrendered, the interest with respect to this Debenture so called for redemption shall cease to accrue after the date fixed for redemption and all rights with respect to this Debenture so called for redemption shall forthwith after such date cease and determine, except only the right of the Holder to receive the redemption price thereof without interest upon surrender of its certificates therefor. Notwithstanding anything herein contained to the contrary, at any time during said 60 days, the Holder of this Debenture may convert any part or all of his then remaining unpaid Debenture into shares of the Common Stock pursuant to the provisions of this Debenture.

                                 SECTION FIVE
                          Subordination of Debenture

  5.1.  Subordination of Debenture.  The Company, for itself, its successors
        --------------------------
and assigns, covenants and agrees, and the Holder of this Debenture by his acceptance thereof likewise covenants and agrees, that the payment of the principal of and interest on this Debenture shall be subordinate and subject, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Debt.

  5.2.  Distribution of Assets.  Upon any distribution of assets of the
        ----------------------
Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company:

        (a) All Senior Debt shall first be paid in full, or provision made for such payment in full of the principal thereof, and premium, if any, and interest thereon, before any payment is made on account of the principal of, or interest on, this Debenture;

        (b) Any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section Five with respect to this Debenture, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization of readjustment), to which the Holder of this Debenture would be entitled except for the provisions of this Section Five shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on, the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Debt; and

     (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section Five with respect to this Debenture, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Holder of this Debenture before all Senior Debt is paid in full, or provision made for its payment, such payment or distribution shall be paid over to the holders of Senior Debt remaining unpaid or not provided for or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, as provided in the foregoing Section 5.2(b), for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Debt.

  5.3.  Relative Rights.  Subject to the payment in full of all Senior Debt,
        ---------------
the Holder of this Debenture shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of and interest on this Debenture shall be paid in full, and no such payments or distributions in respect of this Debenture of cash, property or securities distributable to the Senior Debt under the provisions hereof shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holder of this Debenture, be deemed to be a payment by the Company to or on account of this Debenture. It is understood that the provisions of this Section Five are and are intended solely for the purposes of defining the relative rights of the Holder of this Debenture, on the one hand, and the holders of the Senior Debt, on the other hand. Nothing contained in this Section Five is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holder of this Debenture, the absolute and unconditional obligation of the Company to pay to the Holder of this Debenture the principal of and interest on this Debenture as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holder of this Debenture and creditors of the Company other than the holders of the Senior Debt; nor shall anything herein or therein prevent the Holder of this Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Debenture, subject to the rights, if any, under this Section Five of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

  5.4.  Distribution of Assets.  Upon any distribution of assets of the
        ----------------------
Company referred to in this Section Five, the Holder of this Debenture shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to such holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Section Five.

  5.5.  Consequences of Default.  If there shall have occurred a default in
        -----------------------
the payment of the principal of (or premium, if any) or interest on any Senior Debt, then, unless and until such default shall have been cured or waived, no payment of principal or interest shall be made by the Company on this Debenture, and the Holder of this Debenture shall not be entitled to receive any such payment. Nothing contained in this Section Five shall, however (a) affect the obligation of the Company to make, or prevent the Company from making, at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings or except as provided in the first sentence of this
Section 5.5, payments of principal of or interest on this Debenture, or (b) prevent the application by any paying agent of any monies deposited with it by the Company to the payment of or on account of the principal of, or interest on, this Debenture, if, at the time of such deposit, the payment agent did not have written notice of any event prohibiting the making of such payment or deposit by the Company, or (c) be construed as preventing the occurrence of any Event of Default hereunder.

  5.6.  Failure to Act.  No right of any present or future holder of any
        --------------
Senior Debt of the Company to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Debenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with having.

  5.7.  Renewal.  Any renewal or extension of the time of payment of any
        -------
Senior Debt or the exercise by the holders of Senior Debt of any of their rights under the Senior Debt, including without limitation the waiver of default thereunder or the release of any security therefor, may be made or done all without notice to or assent from the Holder of this Debenture. No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Debt is outstanding or of such Senior Debt, and no release of property securing any Senior Debt, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Section Five.

  5.8.  Senior Debt.  "Senior Debt" shall mean (a) the principal of and
        -----------
premium, if any, and interest on all indebtedness of the Company, whether currently outstanding or hereafter created (other than any indebtedness of the Company hereafter created which is, when created, specifically designated by the Company as not constituting Senior Debt with respect to this Debenture), for money borrowed by the Company or by others and guaranteed by the Company, and indebtedness constituting purchase money indebtedness of the Company or of others and guaranteed by the Company, (b) any other indebtedness, liability or other contingent obligation in respect of any indebtedness, liability or obligation of another, created, assumed or incurred by the Company after the date of the issuance of this Debenture, which is, when created, assumed or incurred, specifically designated by the Company as Senior Debt with respect to this Debenture, and (c) any refundings, renewals or extensions of any indebtedness or other obligation described as Senior Debt or other indebtedness or other obligation described as Senior Debt in (a) or (b) above of this Section
5.8. It is expressly understood that the term Senior Debt does not include any amounts owing by the Company to any shareholder or employee of the Company. Notwithstanding anything herein contained to the contrary, the Company shall not be limited from incurring additional Senior Debt or other indebtedness from and after the date hereof, whether secured or unsecured. Further, the amount of the Senior Debt may be changed from time to time at the discretion of the Company.

                                  SECTION SIX
                  Registration and Transfer of this Debenture

  6.1.  Register: Ownership.  The Company will cause to be kept at its
        -------------------
principal office a register in which the Company will provide for the registration of this Debenture. The Company shall treat the Holder in whose name this Debenture is registered on such register as the owner thereof for the purpose of receiving payment of the principal of, and interest on, this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All references in this Debenture to a "Holder" of this Debenture shall mean the holder in whose name such registered Debenture is at such time registered on such register.

  6.2.  Transfer and Exchange.  Upon surrender of this Debenture for
        ---------------------
registration of transfer or for exchange, the Company, at its expense, will execute and deliver in exchange therefor a new Debenture, and which, in the case of this Debenture, aggregate the unpaid principal amount of such surrendered Debenture. Any such new Debenture shall, at the option of such Holder or transferee, be registered in the name or made payable to such person as such Holder or transferee may request, dated so that there will be no loss of interest on such surrendered Debenture and otherwise of like tenor.

  6.3.  Replacement of this Debenture.  Upon receipt of evidence reasonably
        -----------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction of this Debenture, upon delivery of an indemnity bond in such reasonable amount as the Company may determine, or, in the case of such mutilation, upon the surrender of this Debenture for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Debenture of like tenor, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Debenture. Any Debenture in lieu of which any such new Debenture has been so executed and delivered by the Company shall not be deemed to be an outstanding Debenture for any purpose of this Debenture.

  6.4.  Payment of this Debenture.  The Holder of this Debenture will promptly
        -------------------------
notify the Company of any sale or other disposition of this Debenture held by it or its nominee, specifying the name and address of the transferee, so long as such disposition was effected in accordance with the terms of this Debenture. Provided that maturity has not been accelerated by reason of default, upon the scheduled maturity date of this Debenture, the Company will tender funds for the payment in full of the unpaid principal amount of this Debenture and all accrued interest thereon to the Holder of this Debenture.

                                 SECTION SEVEN
                               Events of Default

  7.1.  Events of Default.  An Event of Default means any of the following
        -----------------
events, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any Court or any order, rule or regulation of any administrative governmental body:

        (a) Default shall be made in the payment of any principal or interest due on this Debenture.

        (b) Default shall be made in the due observance and performance of any representation, covenant, warranty, agreement or condition in this Debenture, other than the default in the payment of any principal or interest due on this Debenture, and such default shall continue for a period of 20 days after written notice thereof to the Company by the Holder, then, at the option of the Holder, this Debenture shall thereupon become due and payable without any other presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

        (c) The Company shall (i) apply for or consent to the appointment of a receiver, trustee, or liquidator of the Company or any of its respective assets,
(ii) make a general assignment for the benefit of creditors, (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition of bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, moratorium, dissolution, liquidation, or debtor relief law, or any chapter of any such law, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or chapter, or corporate action shall be taken by the Company for the purpose of effecting any of the foregoing; or an order, judgment, or decree shall be entered, without the application, approval, or consent of the Company, by any court of competent jurisdiction, approving a petition seeking liquidation or reorganization of the Company, as applicable, of all or a substantial part of the assets of the Company; and provided that such order, judgment, or decree remains in effect for more than 60 days, whether or not consecutive, then, at the option of the Holder, this Debenture shall thereupon become due and payable without any other presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

  7.2.  Notice of Default.  If any event shall occur that constitutes, or
        -----------------
after continuance for a specified period would constitute, an Event of Default hereunder, the Company will at once give notice to the Holder specifying the nature of such event.

  7.3.  Remedies.  In case any one or more of the Events of Default shall have
        --------
happened and be continuing, the Holder of this Debenture may proceed to protect and enforce his rights either by suit in equity and/or by action at law, or by other appropriate proceeding, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, or proceed to enforce the payment of this Debenture or to enforce any other legal or equitable right of the Holder of this Debenture.

                                 SECTION NINE
                                 Miscellaneous

  9.1.  Limitation on Consolidation, Merger and Sale.  The Company may not
        --------------------------------------------
consolidate with or merge into any other corporation (unless the Company is the continuing corporation), or convey, or transfer or lease its properties and assets substantially as an entirety to any person, unless (a) the successor corporation shall assume the Company's obligations under this Debenture, and (b) immediately after giving effect to such transaction, no default in the performance or observance of any of the terms, covenants and conditions of this Debenture shall have occurred and be continuing.

  In case of any consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change other than a change in par value or as a result of a subdivision or combination in the Common Stock) or any sale or transfer of all or substantially all the assets of the Company, the Holder of each Debenture will after such consolidation, merger, sale or transfer have the right to convert this Debenture into the kind and amount of securities, cash and other property which such Holder would have been entitled to receive upon such consolidation, merger, sale or transfer if he had held the Common Stock issuable upon the conversion of this Debenture immediately prior to such consolidation, merger, sale or transfer.

  9.2.  No Sinking Fund.  The Company is not required to establish any sinking
        ---------------
fund with respect to this Debenture.

  9.3.  No Recourse.  This Debenture is the obligation of the Company only,
        -----------
and except for wilful fraud or misconduct, no recourse shall be had for the payment hereof or the interest hereon against any incorporator, shareholder, director or officer as such (whether past, present or future) of the Company or any successor entity whether by virtue of any constitution, statue or rule of law or equity, or by the enforcement of any assessment or penalty, or otherwise, all such liability of the incorporators, shareholders, directors and officers as such being expressly waived and released by the Holder by the acceptance of this Debenture.

  9.4.  Headings.  The headings used in this Debenture are for convenience and
        --------
reference only and in no way define, limit, simplify or describe the scope or intent of this Debenture, and in no way effect or constitute a part of this Debenture.

  9.5.  Survival.  All agreements, representations and warranties contained
        --------
herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Debenture, any investigation at any time made by any Holder, the purchase of this Debenture by any Holder and any disposition or payment of this Debenture.

  9.6.  Arbitration.  All disputes arising or related to this Debenture must
        -----------
exclusively be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences; except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in San Antonio, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

  IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first above written.

                                    BIOLYNX, INC.



                                    By /s/ John D. Walker II
                                       ------------------------------------
                                       John D. Walker II, President

Attachment
----------

Exhibit A - Registration Rights Agreement

                                   Exhibit A
                         Registration Rights Agreement

                         REGISTRATION RIGHTS AGREEMENT


  THIS AGREEMENT is entered into as of April 16, 1999, by and between BIOLYNX, INC., a Texas corporation (the "Company"), and JOHN D. WALKER II, a resident of Bexar County, Texas (the "Holder").

  WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Convertible Subordinated Debenture (the "Debenture") whereby the Company has agreed to issue to the Holder up to 335,613 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), upon the conversion of the Debenture as described in the Debenture;

  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1. Registration Rights Available.  Pursuant to the terms and conditions
     -----------------------------
contained herein, and in the Debenture, the Company agrees to provide the Holder or any permitted assignee of the Holder (collectively, the "Holder") with the right to "piggyback" (the "Registration Rights") on a firm commitment underwritten offering with respect to the Common Stock and any other securities issued or issuable at any time or from time to time in respect of the Common Stock as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the "Registrable Securities").

  2. Registration Rights.  With respect to the Registration Rights, the parties
     -------------------
agree as follows:

     (a) Subject to Paragraph 2(b), the Company will (i) promptly give to the Holder written notice of any registration relating to an Underwritten Public Offering, and (ii) include in such registration (and related qualification under blue sky laws or other compliance) such of the Holder's Registrable Securities as are specified in the Holder's written request or requests, mailed in accordance with the terms of this Agreement within 30 days after the date of such written notice from the Company.

     (b) The right of the Holder to registration pursuant to the Registration Rights shall be conditioned upon the Holder's participation in such underwriting, and the inclusion of the Registrable Securities in the underwriting shall be limited to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for the Underwritten Public Offering by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of the Registrable Securities to be underwritten, the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and the Underwritten Public Offering as follows: the number of the Registrable Securities that may be included in the registration and the Underwritten Public Offering by the Holder shall be determined by multiplying the number of the shares of the Registrable Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and the Underwritten Public Offering times a fraction, the numerator of which is the number of the Registrable Securities requested to be included in such registration and the Underwritten Public Offering by the Holder, and the denominator of which is the total number of the Registrable Securities which all selling shareholders of the Company have requested to be included in such registration and the Underwritten Public Offering. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date of the Underwritten Public Offering. Any of the Registrable Securities excluded or withdrawn from the Underwritten Public Offering shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 60 days after the effective date of the Registration Statement relating thereto, or such other shorter period of time as the underwriters may require.

  3. Registration Procedure.  With respect to the Registration Rights, the
     ----------------------
following provisions shall apply:

     (a) The Holder shall be obligated to furnish to the Company and the underwriters such information regarding the Registrable Securities and the proposed manner of distribution of the Registrable Securities as the Company and the underwriters may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters in connection with such registration, qualification or compliance.

     (b) With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may at any time permit the sale of any Restricted Securities as defined in Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act") to the public without registration, the Company agrees to use its best lawful efforts to:

          (i) Make and keep public information available, as those terms are understood and defined in Rule 144 at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

          (iii) So long as the Holder owns any Restricted Securities, to furnish to the Holder upon request a written statement from the Company as to its compliance with the reporting requirements of Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any Restricted Securities without registration.

     (c) The Company agrees that it will furnish to the Holder such number of prospectuses meeting the requirements of Section 10(a)(3) of the Securities Act, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

     (d) All expenses (except for any underwriting and selling discounts and commissions and legal fees for the Holder's attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Registrable Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

     (e) In connection with the preparation and filing of any Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and the Holder's attorneys and accountants, the opportunity to participate in the preparation of any Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

     (f) The Company shall notify each Holder of Registrable Securities covered by a Registration Statement, during the time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

  4. Blackout Period.  At any time after the effective date of the Registration
     ---------------
Statement, if the Company gives to the Holder a notice pursuant to Paragraph 3(f) hereof and stating that the Company requires the suspension by the Holder of the distribution of any of the Registrable Securities, then the Holder shall cease distributing the Registrable Securities for such period of time (the "Blackout Period"), not to exceed 120 days from the time notice is sent until the Company informs the Holder that the Blackout Period has been terminated. Upon notice by the Company to the Holder of such determination, the Holder will
(a) keep the fact of any such notice strictly confidential, (b) promptly halt any offer, sale, trading or transfer of any of the Registrable Securities for the duration of the Blackout Period, and (c) promptly halt any use, publication, dissemination or distribution of each prospectus included within the Registration Statement, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period.

  5. Lock-Up.  In connection with any Underwritten Public Offering, the Holder
     -------
agrees, if requested, to execute a lock-up letter addressed to the managing underwriter in customary form agreeing not to sell or otherwise dispose of the Registrable Securities owned by the Holder (other than any that may be included in the offering) for a period not exceeding 180 days.

  6. Delay of Registration.  No Holder shall have any right to obtain or seek an
     ---------------------
injunction restraining or otherwise delaying any registration of the Registrable Securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

  7. Indemnification by the Company.  In the event of any registration of the
     ------------------------------
Registrable Securities of the Company under the Securities Act, pursuant to the terms of this Agreement, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of the Registrable Securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively the "Claims"), to which the Holder or any such underwriter may become subject under the Securities Act or otherwise, insofar as the Claims or actions or proceedings, whether commenced or threatened, in respect thereto arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the Holder's Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim or action or proceeding in respect thereto; provided that the Company shall not be liable in any such case to the extent that any Claim or action or proceeding in respect thereof or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter and survive the transfer of the Registrable Securities by the Holder.

  8. Indemnification by the Holder.  The Company may require, as a condition to
     -----------------------------
including the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 7 hereof) the Company, each director and officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which the Holder shall be required to suffer shall be limited to the net proceeds to the Holder from the Registrable Securities sold by the Holder in any such offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Securities by the Holder.

  9.   Notice of Claims.  Promptly after receipt by an indemnified party of
       ----------------
notice of the commencement of any action or proceeding involving a Claim, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of a Claim the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of a Claim.

  10.  Indemnification Payments.  The indemnification required by this Agreement
       ------------------------
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

  11.  Assignment of Registration Rights.  The rights to cause the Company to
       ---------------------------------
register Registrable Securities pursuant to this Agreement may be assigned by the Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a Holder under this Agreement; provided that the Company is furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which the Registration Rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and that such transferee or assignee is either (a) a member of the immediate family or a trust for the benefit of any Holder that is an individual or (b) a transferee or assignee that after the transfer or assignment holds all of the Registrable Securities.

  12.  Termination of this Agreement.  This Agreement shall terminate with
       -----------------------------
respect to the Holder when all of the Registrable Securities have been registered as provided herein.

  13.  Conflict.  Notwithstanding anything herein contained to the contrary, in
       --------
the event of any conflict between the terms of the Debenture or this Agreement, the terms of this Agreement shall control.

  14.  Attorney's Fees.  In the event that it should become necessary for any
       ---------------
party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable counsel's fees and costs of court incurred by the other parties hereto.

  15.  Governing law; Jurisdiction.  This Agreement shall be governed by and
       ---------------------------
construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Bexar County, Texas, as well as of the District Courts of the State of Texas in Bexar County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

  16.  Arbitration.  Any controversy or claim arising out of or relating to this
       -----------
Agreement, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective date of this Agreement. The American Arbitration Association shall be responsible for (a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules. The situs of the arbitration shall be San Antonio, Texas. Upon the application of either party to this Agreement, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to: (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement. Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

  17.  Benefit.  All the terms and provisions of this Agreement shall be binding
       -------
upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. Notwithstanding anything herein contained to the contrary, the Company shall have the right to assign this Agreement to any party without the consent of the Holder.

  18.  Notices.  All notices, requests and other communications hereunder shall
       -------
be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. John D. Walker II at 5617 Grissom Road, San Antonio, Texas 78238, telephone (210) 256-8300, fax
(210) 256-1992, and e-mail johnny@biolynx.com; and if to the Holder, addressed to Mr. John D. Walker II at 5617 Grissom Road, San Antonio, Texas 78238, telephone (210) 256-8300, fax (210) 256-1992, and e-mail johnny@biolynx.com; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

  19.  Construction.  Words of any gender used in this Agreement shall be held
       ------------
and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

  20.  General Assurances.  The parties agree to execute, acknowledge, and
       ------------------
deliver all such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the intent and purposes of this Agreement.

  21.  Construction of Agreement.  The parties hereto acknowledge and agree that
       -------------------------
neither this Agreement nor any of the other documents executed in connection herewith shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that each of the parties hereto contributed substantially to the negotiation and preparation of this Agreement and the documents executed in connection herewith.

  22.  No Third Party Beneficiaries.  Except as otherwise expressly forth in
       ----------------------------
this Agreement, no person or entity not a party to this Agreement shall have rights under this Agreement as a third party beneficiary or otherwise.

  23.  Incorporation by Reference.  Any agreement referred to herein is hereby
       --------------------------
incorporated into this Agreement by this reference.

  24.  Relationship of Parties.  The Holder is providing services on an
       -----------------------
independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Holder shall not be deemed to be an employee of the Company for any reason. The Company and the Holder acknowledge that the Holder shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

  25.  Waiver.  No course of dealing on the part of any party hereto or its
       ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

  26.  Cumulative Rights.  The rights and remedies of any party under this
       -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

  27.  Invalidity.  In the event any one or more of the provisions contained in
       ----------
this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

  28.  Excusable Delay.  None of the parties hereto shall be obligated to
       ---------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

  29.  Time of the Essence.  Time is of the essence of this Agreement.
       -------------------

  30.  Headings.  The headings used in this Agreement are for convenience and
       --------
reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

  31.  Multiple Counterparts.  This Agreement may be executed in one or more
       ---------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  32.  Entire Agreement.  This instrument, together with the Debenture, contains
       ----------------
the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

  IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                            BIOLYNX, INC.

                                            By /s/ John D. Walker II
                                              ----------------------------------
                                              John D. Walker II, President



                                              /s/ John D. Walker II
                                            ------------------------------------
                                            JOHN D. WALKER II